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                                                                   EXHIBIT 9(iv)

                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS, that RICHARD D. STARR, whose signature appears below, hereby constitutes and appoints MITCHELL R. KATCHER and JAMES F. BRONSDON, and each of them, as his attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any registration statement and amendments thereto, under the Securities Act of 1933 and the Investment Company Act of 1940, where applicable, executed on behalf of Sage Life Assurance of America, Inc. (the "Company") in connection with (a) variable annuity contracts issued by the Company through The Sage Variable Annuity Account A, and (b) and variable life insurance contracts issued by the Company through The Sage Variable Life Account A, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. RICHARD D. STARR hereby ratifies and confirms all that said attorney-in-fact, or his substitute, may do or cause to be done by virtue thereof.

                                                /s/ Richard D. Starr
                                                ------------------------
                                                Richard D. Starr
                                                Director
                                                Sage Life Assurance Company
                                                  of America, Inc.


May 13, 1999

State of Washington
County of

        On this 13th day of May, 1999, before me came RICHARD D. STARR, Director of Sage Life Assurance of America, Inc., to me known, and signed the above Power of Attorney on behalf of Sage Life Assurance of America, Inc.

                                                /s/ Jessica R. Jerome [SEAL]
                                                ---------------------
                                                     Notary Public


                                                      Jessica R. Jerome
                                                        NOTARY PUBLIC
                                                      Commission Expires
                                                        March 12, 2003
                                                     State of Washington